Sale of the asset management unit and discontinued operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
3.    Sale of the asset management unit and discontinued operations

On April 2, 2013, the Bank reached a definitive agreement to sale its asset management unit (the “Management Unit”) to Alpha4X Asset Management, LLC and related companies (“Alpha4X”). Alpha 4X Asset Management, LLC is a company majority-owned by former executives of the Management Unit. The sale closed in the second quarter of 2013.

The sale resulted in a gain of $455 thousand, which was reported in net loss from discontinued operations in the consolidated statements of income in the second quarter of 2013. The Bank applied discontinued operations accounting to the operations of the Management Unit in accordance with ASC Topic 205-20 – Presentation of Financial Statements – Discontinued Operations.

The following table summarizes the operating results of the discontinued operations:

	Year ended December 31
	2014	2013	2012
Other income:
Fees and commissions (1)	-	610	2,683
Other income	-	468	20
	-	1,078	2,703
Operating expenses:
Salaries and other employee expenses	-	373	1,535
Depreciation and amortization	-	8	21
Professional services	-	462	699
Maintenance and repairs	-	1	7
Other operating expenses	-	238	1,122
Total operating expenses	-	1,082	3,384
Net gain (loss) from discontinued operations	-	(4)	(681)

(1)	Includes management fees from investment funds for $567 thousand and $2,588 thousand in 2013 and 2012, respectively